Exhibit 99.1

Joint Filer Information

Name of Joint Filer:	Berkshire Partners LLC

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/02/2024

Designated Filer:	Berkshire Partners LLC

Signature:

Berkshire Partners LLC

By: BPSP, L.P., its managing member
By: Berkshire Partners Holdings LLC, its general partner

/s/ Sharlyn C. Heslam
Name: Sharlyn C. Heslam
Title: Managing Director

5/06/2024
Date

Joint Filer Information

Name of Joint Filer:	Berkshire Fund VIII-A, L.P.

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/02/2024

Designated Filer:	Berkshire Partners LLC

Signature:

Berkshire Fund VIII-A, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/ Sharlyn C. Heslam
Name: Sharlyn C. Heslam
Title: Managing Director

5/06/2024
Date

Joint Filer Information

Name of Joint Filer:	Berkshire Fund VIII, L.P.

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/02/2024

Designated Filer:	Berkshire Partners LLC

Signature:

Berkshire Fund VIII, L.P.

By Eighth Berkshire Associates LLC,
its general partner

/s/ Sharlyn C. Heslam
Name: Sharlyn C. Heslam
Title: Managing Director

5/06/2024
Date

Joint Filer Information

Name of Joint Filer:	Berkshire Investors III LLC

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/02/2024

Designated Filer:	Berkshire Partners LLC

Signature:

Berkshire Investors III LLC

/s/ Sharlyn C. Heslam
Name: Sharlyn C. Heslam
Title: Managing Director

5/06/2024
Date

Joint Filer Information

Name of Joint Filer:	Berkshire Investors IV LLC

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/02/2024

Designated Filer:	Berkshire Partners LLC

Signature:

Berkshire Investors IV LLC

/s/ Sharlyn C. Heslam
Name: Sharlyn C. Heslam
Title: Managing Director

5/06/2024
Date

Joint Filer Information

Name of Joint Filer:	Eighth Berkshire Associates LLC

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/02/2024

Designated Filer:	Berkshire Partners LLC

Signature:

Eighth Berkshire Associates LLC

/s/ Sharlyn C. Heslam
Name: Sharlyn C. Heslam
Title: Managing Director

5/06/2024
Date

Joint Filer Information

Name of Joint Filer:	Berkshire Partners Holdings LLC

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/02/2024

Designated Filer:	Berkshire Partners LLC

Signature:

Berkshire Partners Holdings LLC

/s/ Sharlyn C. Heslam
Name: Sharlyn C. Heslam
Title: Managing Director

5/06/2024
Date

Joint Filer Information

Name of Joint Filer:	BPSP, L.P.

Address of Joint Filer:	200 Clarendon Street
35th Floor
Boston, MA 02116-5021

Issuer Name and Ticker or Trading Symbol:	Portillo’s, Inc. [PTLO]

Date of Earliest Transaction
(Month/Day/Year):	5/02/2024

Designated Filer:	Berkshire Partners LLC

Signature:

BPSP, L.P.

By: Berkshire Partners Holdings LLC, its general partner

/s/ Sharlyn C. Heslam
Name: Sharlyn C. Heslam
Title: Managing Director

5/06/2024
Date